UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
January 17, 2006
US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)

Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)
4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Adoption of Incentive Compensation Plan Targets for 2006
     Executives and other key management employees of US Airways Group, Inc. and its subsidiaries (collectively the “Company”), are eligible to participate in the Incentive Compensation Plan of US Airways Group, Inc. (the “Incentive Compensation Plan”). Within 90 days of the beginning of each plan year under the Incentive Compensation Plan, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of the Company may award qualified incentive awards (which are intended to be performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended) by establishing the target awards as a percentage of base salary and the performance measures against which the target awards will be measured, which are generally related to the performance of the Company. If the performance measures are met at the maximum level, the participant may be paid the qualified incentive award at up to 200% of the target amount, subject to decrease by the Committee based on individual performance. The maximum qualified award may not exceed two times the lesser of the participant’s base salary on May 19, 2004 or base salary on the date the Committee establishes the qualified award. After Committee approval, the qualified awards are paid as lump sum cash distributions as soon as practicable after the end of the plan year. The Committee may also grant incentive awards, discretionary bonus awards or qualified bonus awards in lieu of or, in some cases, in addition to, the qualified incentive awards.
     On January 17, 2006, the Committee established (i) corporate financial targets based on net earnings for fiscal year 2006 and (ii) a pool from which to make awards to participants in the Incentive Compensation Plan based on the attainment in fiscal year 2006 of the corporate financial targets. If the fiscal year 2006 corporate performance target is met, the Committee can award a qualified incentive award to the individual based on the achievement of the corporate goal, as well as individual performance, up to a maximum of two times the target award. The Committee established the target awards as the following percentages of base salary: chief executive officer, 80%; executive vice presidents, 60%; senior vice presidents, 45%; and vice presidents, 35%. If the performance target is not met, then no award will be paid. Further, no awards will be paid if there is not a payout under the profit-sharing plan. In no event will the aggregate amount of awards paid out to the participants exceed the established pool. The Committee has also reserved the right to decrease the awards or to make no payment of an award regardless of the attainment of the performance target.
Item 9.01. Financial Statements and Exhibits.
The following exhibit is filed with this report.

Exhibit No.	Description
10.1	Incentive Compensation Plan of US Airways Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: January 23, 2005	By:	/s/ James E. Walsh III
James E. Walsh III
Senior Vice President and General Counsel

US Airways, Inc. (REGISTRANT)
Date: January 23, 2005	By:	/s/ James E. Walsh III
James E. Walsh III
Senior Vice President and General Counsel

America West Airlines, Inc. (REGISTRANT)
Date: January 23, 2005	By:	/s/ James E. Walsh III
James E. Walsh III
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Incentive Compensation Plan of US Airways Group, Inc.

5